UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 21, 2017

NUTRACEUTICAL INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-23731	87-0515089
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 Kearns Boulevard, 2nd Floor Park City, Utah	84060
(Address of principal executive officer)	(Zip code)

(435) 655-6106
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 21, 2017, Nutraceutical International Corporation (the “Company”) held a special meeting of stockholders (the “Special Meeting”) to consider and vote upon several matters in connection with the proposed acquisition of the Company by Nutrition Parent, LLC, a Delaware limited liability company (“Parent”), and Nutrition Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), by way of merger (the “Merger”) pursuant to that certain Agreement and Plan of Merger, dated as of May 21, 2017 (the “Merger Agreement”), by and among the Company, Parent and Merger Sub. A total of 9,246,999 shares of the Company’s common stock, par value $0.01 per share (the “Company Common Stock”), were entitled to vote as of the close of business on July 3, 2017, the record date for the Special Meeting, of which a quorum of 8,226,013 shares was present in person or represented by proxy at the Special Meeting. At this Special Meeting, holders of Company Common Stock were requested to vote upon: (1) the adoption of the Merger Agreement (the “merger proposal”), and (2) the approval, on a non-binding, advisory basis, of the compensation that may be paid or may become payable to the Company’s named executive officers in connection with, or following, the consummation of the Merger (the “compensation proposal”). As there were sufficient votes at the time of the Special Meeting to approve the merger proposal, the proposal to adjourn the Special Meeting to a later date or time, if necessary or appropriate as determined by the Company, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting or any adjournment or postponement thereof to approve the merger proposal was rendered moot and was not submitted for a vote. The following actions were taken by the Company’s stockholders with respect to each of the foregoing items presented for a vote at the Special Meeting:

Proposal 1. The Company’s stockholders approved the merger proposal. The table below sets forth the voting results.

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of the merger proposal	8,189,773	2,124	34,116	0

Proposal 2. The Company’s stockholders approved, on a non-binding, advisory basis, the compensation proposal. The table below sets forth the voting results.

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval, on a non-binding, advisory basis, of the compensation proposal	6,543,524	1,647,327	35,162	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: August 21, 2017

NUTRACEUTICAL INTERNATIONAL CORPORATION

By:	/s/ Cory J. McQueen
Name:	Cory J. McQueen
Title:	Vice President and Chief Financial Officer